UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                  SCHEDULE 14A


                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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         Rule 14a-6(e)(2))

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[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section14a-12

                                    NN, INC.
                ------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

April 18, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of NN, Inc., which will be held on May 18, 2005, at 10:00 a.m., local time, at the Renaissance Charleston Hotel, 68 Wentworth Street, Charleston, South Carolina, 29401.

The business to be conducted at the Annual Meeting is described in the attached Notice of Meeting and Proxy Statement. You are urged to read the Proxy Statement carefully before completing the enclosed proxy card.

To assure your representation at the meeting, please mark, date and sign the proxy card and return it in the enclosed envelope at your earliest convenience, whether or not you plan to attend the meeting. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you so desire.

Sincerely,



Roderick R. Baty
Chairman

                                    NN, Inc.

                             2000 Waters Edge Drive

                             Johnson City, TN 37604


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Notice is hereby given that the Annual Meeting of Shareholders of NN, Inc., a Delaware corporation, will be held on May 18, 2005, at 10:00 a.m., local time, at the Renaissance Charleston Hotel, 68 Wentworth Street, Charleston, South Carolina, 29401, for the following purposes:

    (1)   To elect two Class III directors,  to serve for a term of three years;

    (2) To approve the NN, Inc. 2005 Stock Incentive Plan, which authorizes the issuance of up to 1.3 million shares of Common Stock that may be issued under the plan, as described in the accompanying Proxy Statement.

    (3) To ratify the selection of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm for the fiscal year ending December 31, 2005; and

    (4) To conduct such other business as properly may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE PROPOSALS.

Details  regarding  these  matters  are  contained  in  the  accompanying  Proxy
Statement.

Holders of record of Common Stock at the close of business on March 31, 2005, are entitled to notice of and to vote at the Annual Meeting.

Please mark, date and sign the enclosed proxy card and return it in the envelope provided. You may revoke your proxy at any time before the votes are cast at the Annual Meeting in accordance with the instructions given in the accompanying Proxy Statement.

By Order of the Board of Directors,



William C. Kelly, Jr.
Secretary, Treasurer and Chief Administrative Officer

Johnson City, Tennessee
April 18, 2005

                                    NN, INC.

                                 PROXY STATEMENT

                                       FOR

                       2005 ANNUAL MEETING OF SHAREHOLDERS


     Proxies are being solicited by the Board of Directors of NN, Inc. (the "Company"), in connection with the annual meeting of shareholders to be held on May 18, 2005 at the Renaissance Charleston Hotel, 68 Wentworth Street,
Charleston, South Carolina, 29401 (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth in the foregoing Notice of Annual Meeting of Shareholders (the "Notice"). Shareholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), as of the close of business on March 31, 2005, will be entitled to vote at the meeting. On March 31, 2005 (the "Record Date"), 16,910,579 shares of Common Stock were issued and outstanding.

     The entire cost of this proxy solicitation is being paid by the Company. In addition to solicitation by mail, officers and employees of the Company, without additional remuneration, may solicit proxies by telephone, facsimile transmission or personal contact. Brokerage houses, banks, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held by them of record and will be reimbursed by the Company for their expenses in so doing.

     The mailing address of the Company's executive office is 2000 Waters Edge Drive, Johnson City, Tennessee 37604. This Proxy Statement and the form of proxy was mailed to shareholders on or about April 18, 2005.

Voting; Quorum; Proxies

     Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter submitted to a vote of shareholders at the Annual Meeting. A quorum for the conduct of business is established when the holders of at least a majority of the outstanding shares of Common Stock entitled to vote in the election of directors is present at the meeting or is represented by proxy. Representatives of the Company will serve as inspectors of election for the Annual Meeting.

     Shares represented by a properly executed proxy will be voted at the Annual Meeting in the manner specified. In the absence of specific instructions, shares represented by a properly executed proxy will be voted for each of the nominees for election to the Board of Directors named herein, for approval of the 2005 Stock Incentive Plan and for the proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company's registered independent public accounting firm for 2005.

     The Board of Directors does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice, and it is not aware of any business that any other persons intend to bring before the Annual Meeting. Should any such matter requiring a vote of the shareholders arise, the enclosed form of proxy confers upon the persons named therein the discretionary authority to vote the shares represented by the proxy as they deem appropriate.

     A proxy may be revoked at any time before it is exercised by delivery to the Secretary of the Company of a written revocation or a subsequently dated proxy and will be deemed revoked if the shareholder votes in person at the Annual Meeting.

Voting Rights and Outstanding Shares

Proposal I: Election of Directors. Directors are elected by a plurality vote and the nominee who receives the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Proposal II: Approval of 2005 Stock Incentive Plan. To be adopted and approved, the 2005 Stock Incentive Plan (the "Incentive Plan") must receive the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Proposal III: Ratification of Registered Independent Public Accounting Firm. To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the effect of "no" votes on this matter. A broker non-vote will not be considered present and entitled to vote on non-routine items and will have no impact on the vote for this proposal.








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

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for the division of the Board of Directors into three classes: Class I, Class II and Class III. Only one class of directors is elected at each annual meeting. Each director so elected serves for a three-year term and until his or her successor is elected and qualified, subject to such director's earlier death, resignation or removal.

     On April 8, 2005, the Board of Directors elected to reduce the number of board seats from six to five effective upon the completion of the term of one Class III at the Annual Meeting on May 18, 2005.

Nominees

     Two Class III directors will be elected to the Board of Directors at the Annual Meeting. The Company has nominated for election Steven T. Warshaw and G. Ronald Morris, each a current director of the Company. The nominees have all indicated a willingness to continue to serve as directors if elected, but if any of them should decline or be unable to serve, the persons named as proxies intend to vote all shares in favor of the election of such other persons who may be nominated as replacements by the Board of Directors.

     James L. Earsley has informed the Company that he does not wish to stand for re-election to the Board of Directors. As a result, the Governance Committee of the Board of Directors is currently conducting a search for an independent outside director. In the interim, the Board has elected to reduce the overall size of the Board from six to five directors as discussed herein above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


________________________________________________________________________________



                                   PROPOSAL II
                   ADOPTION AND APPROVAL OF THE INCENTIVE PLAN


     The stockholders are being asked to approve the adoption of the Incentive Plan, under which 1.0 million shares of Common Stock will be reserved for issuance for Options and Stock Appreciation Rights and 300,000 shares of Common Stock will be reserved for issuance for Restricted Stock, Restricted Stock Units, Performance Shares, or Stock Awards (all as defined herein or in the Incentive Plan). The Incentive Plan was adopted by the Board of Directors on April 8, 2005, and will become effective on May 18, 2005, if approved by the shareholders at the annual meeting.

     The Incentive Plan provides for equity-based compensation incentives through the grant of stock options and stock appreciation rights. The Incentive Plan also provides for the grant of restricted stock, restricted stock units and dividend equivalents, as well as cash and equity-based performance awards. The purpose of the Incentive Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain employees and Directors of the Company and its subsidiaries and affiliates upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company.

     The Incentive Plan is intended to replace the NN, Inc. Stock Incentive Plan which was adopted March 2, 1994 and which expired March 2, 2004. All outstanding award grants under the expired Plan will continue in full force and effect, subject to their original terms. Awards under the Incentive Plan (each, an "Award") are intended to represent a significant portion of the total compensation value provided to participants. Future Awards are intended to be based upon the recipient's individual performance, level of responsibility and potential to make significant contributions to the Company. Generally, the Incentive Plan will terminate as of the earliest of (a) the date when no more

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

shares of Common Stock are available for issuance under the Incentive Plan, (b) the date the Incentive Plan is terminated by the Board of Directors or (c) ten years from the effective date of the Incentive Plan.

     The Incentive Plan is being submitted to shareholders, among other reasons, so that the compensation relating to some of the Awards made to some of our executive officers will be tax deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) limits tax deductions to $1 million per year per "covered employee" for certain compensation paid to such employees unless certain conditions are met, including shareholder approval of the plan under which compensation is paid and the satisfaction of certain "performance-based" criteria set forth in the Code. A "covered employee" generally is defined as the company's chief executive officer and the other four highest paid officers whose compensation is reported in the company's annual proxy.


Vote Required


     Approval of the Incentive Plan requires the affirmative vote of the holders of at least a majority of the shares of our issued and outstanding Common Stock represented and voting at the annual meeting and cast on this proposal.


Summary Description of the Plan


     The following is a summary of the principal features of the Incentive Plan. The summary is not a complete description of all the provisions of the Incentive Plan. The full text of the Incentive Plan is attached as Annex B to this Proxy Statement. The Board of Directors encourages you to review it for more details on the Incentive Plan.


Administration


     A committee of the Board of Directors or the Board itself (the "Committee"), will administer the Incentive Plan. The Committee will consist of three or more members, each of whom shall be a "non-employee director" within the meaning of Section 16b-3 of the Exchange Act and or an "outside director" within the meaning of Section 162(m) of the Code.


     The Committee has full power to select employees and Directors who shall participate in the Incentive Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Incentive Plan; construe and interpret the Incentive Plan and any agreement or instrument entered into under the Incentive Plan; and establish, amend, or waive rules and regulations for the Incentive Plan. The Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee or group of employees any portion of its authority and powers with respect to Awards to officers of the Company who are not subject to the reporting requirements under Section 16(a) of the Exchange Act ("Executive Officers") or a Director who is not an employee. Only the Committee or the Board of Directors may exercise authority with respect to Awards granted to Executive Officers.


     The Committee may also generally make any rules, determinations or modifications it deems advisable with respect to participants based outside the United States and newly eligible participants. The Committee may also condition the grant of any Award on entering into a written agreement containing covenants not to compete, not to solicit our company's employees and customers and not to disclose confidential information.


Eligibility


     Awards may be made to any individual who is either an employee (including each officer) or Director of the Company or any subsidiary of the Company.


Types of Awards


     The  Incentive  Plan  provides  for  grants  of  incentive   stock  options
qualifying for special tax treatment under Code Section 422 ("ISOs"), nonstatutory stock options ("Nonstatutory Options"), stock appreciation rights

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

("SARs"), restricted stock ("Restricted Stock"), restricted stock units ("Restricted Stock Units") and performance shares ("Performance Shares"), whether granted singly, in combination or in tandem, pursuant to which Common Stock, cash or other property may be delivered to the Award recipient.


Shares Subject to the Incentive Plan; Other Limitations of Awards


     The maximum number of shares of Common Stock issuable under the Incentive Plan shall be 1.0 million reserved for issuance for Options and Stock Appreciation Rights and 300,000 shares of Common Stock will be reserved for issuance for Restricted Stock, Restricted Stock Units, Performance Shares, or Stock Awards. To the extent that any shares of Common Stock subject to an Award are not issued because the Award expires without having been exercised, is cancelled, terminated, forfeited or is settled without issuance of Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock or Restricted Stock Unit Award that are subsequently forfeited), such shares will be available again for grants of Awards under the Incentive Plan.


     The Incentive Plan has various limits that apply to individual and aggregate awards, designed in part to comply with the requirements of Code
Section 162(m) governing the deductibility of compensation paid to executive officers of a publicly-traded company. In order to satisfy these requirements, shareholders must approve any "performance-based plan", that sets maximum limits on the amount of any award granted to a particular executive.


Options


     Options entitle the recipient to purchase shares of Common Stock at the exercise price specified by the Committee in the recipient's Award Agreement. The Incentive Plan permits the grant of both ISOs and Nonstatutory Options. The Committee will generally determine the terms and conditions of all Options granted; provided, however, that, generally, Options must be granted with an exercise price at least equal to the fair market value of a share of Common Stock on the date of grant, Options shall not be exercisable for more than 10 years after the date of grant (except in the event of death) and no Option that is intended to be an ISO may be granted after the tenth anniversary of the date the Incentive Plan was approved by the Board of Directors. For purposes of the Incentive Plan, "fair market value" generally means, on any given date, the last reported per share sales price on the NASDAQ Stock Market. On March 31, 2005, the fair market value of the Common Stock determined on this basis was $12.32 per share.


     The Committee does not have the power or authority to reduce the exercise price of any outstanding option or to grant any new Options in substitution for or upon the cancellation of Options previously granted.


Stock Appreciation Rights (SARs)


     A SAR is a contractual right granted to the participant to receive, either in cash or Common Stock, an amount equal to the appreciation of one share of Common Stock from the date of grant. SARs may be granted as freestanding Awards, or in tandem with other types of grants. Unless the Committee otherwise determines, the terms and conditions applicable to (i) SARs granted in tandem with Options will be substantially identical to the terms and conditions applicable to the tandem Options, and (ii) freestanding SARs will be substantially identical to the terms and conditions that would have been applicable were the grant of the SARs a grant of Options. SARs that are granted in tandem with an Option may only be exercised upon surrender of the right to exercise such Option for an equivalent number of shares.


Restricted Stock and Restricted Stock Units


     The Incentive Plan provides for the grant of Restricted Stock and Restricted Stock Units, which are converted to shares of Common Stock upon the lapse of restrictions. The Committee may, in its discretion, pay the value of Restricted Stock Units in Common Stock, cash or a combination of both.


     A share of Restricted Stock is a share of Common Stock that is subject to certain transfer restrictions and forfeiture provisions for a period of time as specified by the Committee in the recipient's Award agreement. A Restricted Stock Unit is an unfunded, unsecured right (which is subject to forfeiture and transfer restrictions) to receive a share of Common Stock at the end of a period of time specified by the Committee in the recipient's Award agreement.

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

     Generally, a participant may be granted, subject to any restrictions and conditions specified by the Committee, all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends or dividend equivalents. A participant will not have the rights of a shareholder with respect to Restricted Stock Units.


Performance Shares


     The Committee also has the discretion to grant "Performance Share Awards", which are Awards of units denominated in Common Stock. The number of such units is determined over the performance period based on the satisfaction of performance goals. Performance Share Awards are payable in Common Stock.


Stock Awards


     The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may entail the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.


Treatment of Awards on Termination of Employment

     Under the Incentive Plan, generally, the Committee has the discretion to determine the effect of termination of employment upon the Award.

Non-Transferability of Awards

     Generally, no Awards granted under the Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Adjustment in Capitalization

     In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Board, in its sole discretion, in order to prevent dilution or enlargement of participants' rights under the Incentive Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Incentive Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, the Award limits, the Fair Market Value of the shares, and other value determinations applicable to outstanding Awards.

Change of Control

     Except as provided in an Award agreement, or unless otherwise prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, in the event of a Change in Control:

     (i) Any and all Options and SARs granted shall become immediately exercisable, and shall remain exercisable throughout their entire term;

     (ii) Any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse; and

     (iii) The target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control and shall be paid, within 30 days thereafter, pro rata to participants in cash or in shares, as applicable, with the proration determined as a function of the length of time within

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

               the Performance Period that has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals or Performance Measures.

Notwithstanding the foregoing, (i), (ii) and (iii) above shall not apply in the event of a Change in Control under a merger or sale of assets, if the successor entity either assumes the outstanding Award or substitutes an equivalent award with the successor entity (or its parent or any subsidiary).

Amendment

     The Board may at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided that no action shall be taken without the approval of the Company's shareholders which would
(i) except as otherwise provided in the Incentive Plan, materially increase the number of shares which may be issued under the Incentive Plan; (ii) materially increase the benefits to participants; (iii) permit the granting of Options at less than Fair Market Value; (iv) permit Options issued under the Incentive Plan to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option; (v) amend the maximum number of shares set forth in Section 4.1 of the Incentive Plan that may be granted to a single participant during any fiscal year; (vi) extend the duration of the Incentive Plan; (vii) expand the class of participants eligible to participate in the Incentive Plan; (viii) expand the types of Awards provided under the Plan; or (ix) require shareholder approval under the listing standards of the Nasdaq Stock Market.

No Limitation on Compensation; Scope of Liabilities

     Nothing in the Incentive Plan limits the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company under the Incentive Plan is limited to the obligations expressly set forth in the Incentive Plan.

U.S. Federal Tax Implications for Certain Awards

     The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of Options and SARs under the Incentive Plan.

     The grant of an Option or SAR will create no tax consequences for the recipient or the Company. A recipient will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising a Nonstatutory Option or SAR, the recipient generally will recognize ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable shares (and/or cash or other property) acquired on the date of exercise over the exercise price. The grant of an associated Dividend Equivalent will not result in taxable income to the participant unless and until actual cash payments are made to such participant from such Award.

     Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price, or (ii) the amount realized upon the disposition of the ISO shares over the exercise price. Otherwise, a recipient's disposition of shares acquired upon the exercise of an Option (including an ISO for which the ISO holding periods are met) or SAR generally will result in short-term or long-term (which will always be the case for ISOs if the holding periods are met) capital gain or loss measured by the difference between the sale price and the recipient's tax basis in such shares (the tax basis in option shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the Option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of a Nonstatutory Option or SAR. The Company generally is not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to

"covered employees" that is not "qualified performance-based compensation" under
Section 162(m) of the Code. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of the shares and may not be entitled to any deduction with respect to certain Options or SARs that may be exercised by or granted to "covered employees".

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

________________________________________________________________________________


                                  PROPOSAL III
   RATIFICATION OF SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

     The firm of PricewaterhouseCoopers LLP has been selected by the Audit Committee of the Board of Directors as the Company's registered independent public accounting firm for 2005. Although it is not required to do so, the Board has determined that it is desirable to seek shareholders' ratification of the selection of PricewaterhouseCoopers LLP. If the shareholders should not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


________________________________________________________________________________


SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at next year's Annual Meeting must be received by the Company at its executive offices not later than December 15, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. These proposals should be sent to NN, Inc., Attention: Secretary, 2000 Waters Edge Drive, Johnson City, Tennessee 37604. Proposals of shareholders not intended for inclusion in the Company's 2006 proxy statement must be received by the Company in writing no later than February 28, 2006 in order to preclude the Company's use of its discretionary proxy voting authority to vote on the proposal or nominee if shareholder is present at the 2006 annual meeting.

INFORMATION ABOUT THE DIRECTORS

     The following table sets forth the names of each the Company current director (including the nominees for election), their age, their years of service as a director, the year in which their current term expires and their current positions with the Company. The table is followed by a more detailed biographical description for each director.


                                 Director
Name                     Age      Since    Expires    Positions with the Company
---                      ---      -----    -------    --------------------------

Roderick R. Baty          51      1995      2006      Chairman of the Board, Chief Executive Officer,
                                                      President and Director
Robert M. Aiken, Jr.      62      2003      2006      Director
Michael E. Werner         60      1995      2007      Director
G. Ronald Morris          68      1994      2005      Director -  nominee for re-election
Steven T. Warshaw         56      1997      2005      Director  - nominee for re-election
James L. Earsley          59      1999      2005      Director

     Roderick R. Baty became President and Chief Executive Officer in July 1997 and was elected Chairman of the Board in September 2001. He joined the Company in July 1995 as Vice President and Chief Financial Officer and was elected to the Board of Directors to fill a vacant seat in August 1995. Prior to joining the Company, Mr. Baty served as President and Chief Operating Officer of Hoover Precision Products from 1990 to January 1995, and as Vice President and General Manager of Hoover Group from 1985 to 1990.

     Robert M. Aiken, Jr. retired in December 2003 as President of RMA Consulting, Inc., a management consulting firm he founded in 1998. Prior to this position, Mr. Aiken served as Executive Vice President and Chief Financial Officer of Sunoco, an independent refiner and marketer of petroleum and petrochemical products. Mr. Aiken held this position from 1996 and served as Senior Vice President and Chief Financial Officer from 1990 to 1996. From 1970 to 1990 Mr. Aiken held various financial positions within Sunoco. Prior to Mr. Aiken joining Sunoco, he held positions with Coopers and Lybrand and earlier with Hershey Foods Mr. Aiken currently serves as a non-executive chairman of the board of directors of eGames, Inc., a publicly traded company and a publisher of consumer entertainment personal computer software games.

     Michael E. Werner is a management consultant with Werner Associates, a management consulting firm that Mr. Werner co-founded in 1982 specializing in manufacturing companies. During the five years prior to starting his business, Mr. Werner served as Director of Strategic Planning and Business Development for the Uniroyal Chemical Company. He also has held positions with the New York Central Company, Western Electric Company and the Continental Group.

     G. Ronald Morris retired during 1999 from Western Industries, Inc., a contract manufacturer of metal and plastic products. Mr. Morris had served as President, Chief Executive Officer and director of Western Industries, Inc. since July 1991. From 1989 to 1991, Mr. Morris served as Chairman of the Board of Integrated Technologies, Inc., a manufacturer of computer software, and from 1988 to 1989, he served as Vice Chairman of Rexnord Corporation, a manufacturer of mechanical power transmission components and related products, including anti-friction bearings. From 1982 to 1988, Mr. Morris served as President and Chief Executive Officer of PT Components, Inc., a manufacturer of mechanical power transmission components and related products that was acquired by Rexnord Corporation in 1988.

     Steven T. Warshaw became President and Chief Executive Officer in July 2002 of M Cubed Technologies, Inc, a developer and manufacturer of advanced composite materials and ultra-precise electronic components and modules. Prior to this position he served as President of Hexcel Schwebel, a global producer of advanced structural materials, from April 2000 to November 2001. Mr. Warshaw served from February 1999 as Senior Vice President of Photronics, Inc., a global supplier to the semiconductor industry. From 1996 to 1999, he served as President of Olin Microelectronic Materials, a company supplying technologically advanced chemicals, products, and services to semiconductor manufacturers. Mr. Warshaw serves on the board of directors of Park Electrochemical Corp., a publicly held company.

     James L. Earsley has spent his entire career with Industrial Molding Corporation (IMC) and was Chairman of the Board at the time of the Company's acquisition of IMC on July 4, 1999.

Compensation of Directors

     Directors who are not employees of the Company are paid an annual retainer of $20,000 and a fee of $1,000 for each Board meeting attended, $750 for each committee meeting attended and $500 for each teleconference meeting attended. Additionally, committee chairs are paid an annual retainer of $3,250. Directors who are employees of the Company do not receive any compensation for their service as directors. Directors may elect to defer some or all of the compensation they are provided by the Company. Additionally, the Compensation Committee has from time to time granted options to the non-employee directors. The Company also reimburses all directors for out-of-pocket expenses incurred in attending Board and Committee meetings.

Committees of the Board

     Audit Committee. The Audit Committee of the Board of Directors consists of Robert M. Aiken, Jr., Michael E. Werner, and Steven T. Warshaw. All members of the Audit Committee are independent as defined by Nasdaq rules and Mr. Aiken has been designated as the "audit committee financial expert" as defined by in Item 401(h) of Regulation S-K. Among other matters described in its charter, the Audit Committee is responsible for engaging the registered independent public accounting firm to conduct the annual audit of the books and accounts of the Company and for reviewing the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company with the registered independent public accounting firm and the Company's internal financial and accounting staff. The Audit Committee originally adopted a written charter in June 2000. The Audit Committee has subsequently revised this charter in April 2003, in March 2004 and in March 2005. The Audit Committee Charter is subject to review and reassessment at least annually. This revised charter is attached to this Proxy Statement as Annex A and is also included on the Company's website at www.nnbr.com.. The Audit Committee met thirteen times in 2004.

     Compensation Committee. The Compensation Committee of the Board of Directors consists of G. Ronald Morris, James L. Earsley and Steven T. Warshaw. All members of the Compensation Committee are independent as defined by Nasdaq rules. The Compensation Committee annually reviews and approves corporate goals and objectives relative to Chief Executive Officer evaluation, compensation and performance. Additionally, the Compensation Committee is responsible for reviewing and approving the Company's executive compensation policies and practices and supervising the administration of the Company's employee benefit plans, including the NN, Inc. Stock Incentive Plan. In April 2003, the Compensation Committee presented to the Board and the Board approved a written charter. In March 2004, the Compensation Committee approved a revised charter which is included on the Company's website at www.nnbr.com. The functions of the Compensation Committee are discussed in further detail in the section entitled "Report of the Compensation Committee" herein. The Compensation Committee met five times in 2004.

     Governance Committee. The Governance Committee of the Board of Directors was formed by the Board of Directors in the third quarter of 2002. The Committee consists of Michael E. Werner, G. Ronald Morris and James L. Earsley. All members of the Governance Committee are independent as defined by Nasdaq rules.


     As provided in its charter, the Governance Committee is responsible for reviewing and recommending qualified candidates for membership on the Board of Directors. The Committee seeks input from the Chairman of the Board, other Board members, and the Committee's professional search firm, if applicable. The Committee will also consider and evaluate any qualified candidates recommended by shareholders. In accordance with the Board's governance principles, the Committee seeks to establish a Board that will bring to the Company a broad range of experience, knowledge and professional judgment. The Committee believes that the Board should have collective competency, knowledge and experience with respect to Corporate Governance, Business, Finance and Accounting, Economics, Industry Knowledge, Manufacturing, Technology, Legal and Government Affairs, and International Operations, among other things.


     A candidate's competencies, experience and knowledge should enable him or her to contribute significantly to the governance of a complex, multi-million dollar business enterprise. The candidate should be independent in judgment and not represent the interests of particular constituencies. The Committee will review a candidate's qualifications and any potential conflicts they may have with the Company's interests. In evaluating director nominees, including candidates submitted by shareholders, the Governance Committee will consider the candidate's experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment and willingness to devote adequate time to Board duties. The Governance Committee will also consider whether a candidate meets the definition of "independent director" under NASDAQ rules.


     Shareholders who wish to recommend director candidates for the 2006 Annual Meeting of Shareholders should notify the Secretary in writing at NN, Inc., 2000 Waters Edge Drive, Johnson City, Tennessee 37604. This notification must be received by the Company by December 15, 2005, and must provide information about the nominee's qualifications for Board membership. The Governance Committee Charter lists the qualifications against which a nominee will be judged. A copy of the Charter can be obtained by writing to the Secretary at the address set forth above. Alternatively, a copy of the Charter is available on the Company's website, www.nnbr.com. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the Proxy Statement (see "Submission of Shareholder Proposals" on page 8), nor does it apply to questions a shareholder may want to ask at the Meeting. The Committee will evaluate any director candidate nominated by shareholders according to the criteria discussed above and, based on the results of that evaluation, will determine whether to include the candidate in its recommended slate of director nominees in the Proxy Statement.


     The Company retains discretion to vote proxies it receives with respect to director nominations or any other business proposals received after December 15, 2005. The Company retains discretion to vote proxies it receives with respect to such proposals received prior to December 15, 2005 provided (a) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion, and (b) the proponent does not issue its own proxy statement.

     The Company has not paid any third party a fee to assist in the process of identifying or evaluating director candidates. No shareholder or group of shareholders who beneficially owned more than 5% of the Common Stock for at least one year at the time of such recommendation have recommended candidates for election to the Board of Directors.

     Additionally, the Governance Committee is responsible for overseeing the process of providing information to the Board, developing corporate governance principles applicable to the Company and oversight and annual evaluation of the Board of Directors. In October 2002, the Governance Committee adopted a statement of Principles of Corporate Governance. In April 2003, the Governance Committee presented to the Board and the Board approved a written charter. In March 2004 and in March 2005, the Governance Committee revised this charter which is included on the Company's website at www.nnbr.com. The Governance Committee met two times in 2004.

Attendance at Board and Committee Meetings

     The Board of Directors held six meetings in 2004. All current directors attended at least 75 % of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served. While the Company does not have a policy requiring attendance by members of the Board of Directors at the annual meeting, all of the current directors attended the 2004 annual meeting.

Communicating with the Board

     Interested   parties  may  contact  the  Board  of   Directors  by  sending
correspondence to the attention of the Secretary, NN, Inc., 2000 Waters Edge Drive, Johnson City, Tennessee 37604. Any mail received by the Secretary with the exception of improper commercial solicitations will then be forwarded to the members of the Board of Directors (or committee members, as appropriate) for their further action, if necessary.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Security Ownership of Management

     The following table shows, as of March 31, 2005, the beneficial ownership of Common Stock by each director and nominee, each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and all directors and executive officers as a group, in each case as reported to the Company by such persons.


                     Name and Address of                            Number of Shares               Percentage
                    Beneficial Owner (1)                         Beneficially Owned (2)      Beneficially Owned (2)
                    --------------------                         ----------------------      ----------------------

Roderick R. Baty                                                          316,895    (3)                   1.9%
James L. Earsley                                                          254,339    (4)                   1.5%
Frank T. Gentry III                                                       150,741    (5)                   *
Robert R. Sams                                                             74,990    (6)                   *
William C. Kelly, Jr.                                                      56,590    (7)                   *
Michael E. Werner                                                          48,287    (8)                   *
G. Ronald Morris                                                           48,000    (9)                   *
Steven T. Warshaw                                                          45,000   (10)                   *
Robert M. Aiken, Jr.                                                       23,000   (11)                   *
David L. Dyckman(12)                                                          100                          *

All directors and executive officers as a group (14 persons)            1,017,942                          6.0%

_______________________________

*        Less than 1%

(1) The address of the beneficial owner is c/o NN, Inc., 2000 Waters Edge Drive, Johnson City, Tennessee 37604.

(2) Computed in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(3) Includes 314,500 shares of Common Stock subject to presently exercisable options.

(4) Includes 33,000 shares of Common Stock subject to presently exercisable options and 2,640 shares of Common Stock registered in the name of Mr. Earsley's son.

(5) Includes 119,180 shares of Common Stock subject to presently exercisable options.

(6) Includes 74,890 shares of Common Stock subject to presently exercisable options.

(7) Represents 56,140 shares of Common Stock subject to presently exercisable options.

(8) Includes 43,000 shares of Common Stock subject to presently exercisable options and 5,287 shares of Common Stock reregistered in the name of Mr. Werner's spouse.

(9) Includes 43,000 shares of Common Stock subject to presently exercisable options.

(10) Includes 43,000 shares of Common Stock subject to presently exercisable options.

(11) Includes 20,000 shares of Common Stock subject to presently exercisable options.

(12) Mr. Dyckman resigned from his position at the Company effective January 14, 2005.

Security Ownership of Certain Beneficial Owners

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned by the only parties known to the Company's management to own more than 5% of the Company's Common Stock.


                  Name and Address of                           Number of Shares                 Percentage
                    Beneficial Owner                          Beneficially Owned             Beneficially Owned
                    ----------------                          ------------------             ------------------

DePrince, Race & Zollo, Inc                                         2,361,336  (1)                  14.1%
201 S. Orange Avenue
Suite 850
Orlando, FL 32801

The TCW Group, Inc.,                                                1,484,811  (2)                  8.9%
on Behalf of the TCW Business Unit
865  South Figueroa Street
Los Angeles, CA  90017

Wells Capital Management Incorporated                               1,427,450  (3)                  8.5%
525 Market Street
10th Floor
San Francisco, CA 94104

Wellington Management Company, LLP                                  1,355,900  (4)                  8.1%
75 State Street
Boston, MA 02109

_______________________________

(1) Amount based on Schedule 13G filed on January 10, 2005 with the United States Securities and Exchange Commission ("SEC") by DePrince, Race & Zollo, Inc.

(2) Amount based on Schedule 13G filed on February 14, 2005 with the SEC by The TCW Group, Inc., on behalf of the TCW Business Unit. Includes 1,151,441 shares for which The TCW Group, Inc., on behalf of the TCW Business Unit, reports shared voting power with the beneficial owners of such shares and 1,484,811 shares for which The TCW Group, Inc., on behalf of the TCW Business Unit, reports shared dispositive power with the beneficial owners of such shares.

(3)      Amount  based on Schedule 13G filed on January 21, 2005 with the SEC by
         Wells  Fargo  &  Company,   on  behalf  of  Wells  Capital   Management
         Incorporated, its subsidiary.

(4) Amount based on Schedule 13G filed on February 14, 2005 with the SEC by Wellington Management Company, LLP. Includes 723,900 shares for which Wellington Management Company, LLP, reports shared voting power with the beneficial owners of such shares and 1,355,900 shares for which Wellington Management Company, LLP reports shared dispositive power with the beneficial owners of such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, each of the Company's directors and executive officers, and any beneficial owner of more than 10% of the Common Stock, is required to file with the SEC initial reports of beneficial ownership of the Common Stock and reports of changes in beneficial ownership of the Common Stock. Such persons also are required by SEC regulations to furnish the Company with copies of all such reports.

     Based solely on its review of the copies of such reports furnished to the Company for the year ended December 31, 2004, the Company is not aware of any instance of noncompliance with Section 16(a) by its directors, executive officers or owners of more than 10% of the Common Stock.

                             EXECUTIVE COMPENSATION

     The following table sets forth for the years ended December 31, 2004, 2003 and 2002, certain information concerning the compensation paid for services rendered in all capacities by the Company to its Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company whose annual salary and bonus in 2004 exceeded $100,000.

                                         SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                                                                         Compensation
                                                                                            Awards            All Other
                                                               Annual Compensation         Options/         Compensation
Name and Principal Position                         Year      Salary ($) Bonus ($)         SARs (#)            ($) (1)
---------------------------                         ----      --------------------         --------            -------

Roderick R. Baty                                    2004      353,730            0          40,000            4,852(2)
Chairman/Chief Executive Officer/President          2003      319,000      121,210               0              4,742
                                                    2002      297,733      125,244               0              4,446

David L. Dyckman                                    2004      201,923            0          24,000            4,188(2)
Chief Financial Officer/Vice President of           2003      194,000       63,085               0              4,035
Corporate Development                               2002      184,888       65,491               0              3,842

Frank T. Gentry III                                 2004      201,923       65,340          16,000            4,283(2)
Vice President/Manufacturing                        2003      194,000       74,555               0              4,139
                                                    2002      184,888       65,120               0              3,941

Robert R. Sams                                      2004      171,026       54,780          13,000            3,738(2)
Vice President/Market Services                      2003      165,000       62,868               0              3,507
                                                    2002      158,317       54,912               0              3,360

William C. Kelly, Jr.                               2004      129,566       20,000          13,000            2,809(2)
Secretary, Treasurer and Chief Administrative       2003      124,000       27,715               0              2,480
Officer                                             2002      117,930       29,212               0              2,358

_______________________________

(1)       Amounts reported for 2004 include $4,000,  $4,000,  $4,000, $3,512 and
          $2,660 in Company matching contributions under a "401(k)" savings plan for Messrs. Baty, Dyckman, Gentry, Sams and Kelly respectively. This plan is open to substantially all of the Company's U.S. employees and officers who have met certain service and age requirements.

(2) Amounts reported for 2004 include $852, $188, $283, $226 and $149 in premiums paid by the Company for supplemental life insurance for the benefit of Messrs. Baty, Dyckman, Gentry, Sams and Kelly, respectively.

                        OPTION GRANTS IN FISCAL YEAR 2004

     The following table sets forth information with respect to options granted during fiscal 2004 to the Named Executive Officers.

                                                                                                        Potential Realizable
                                             Individual Grants                                           Value At Assumed
                              Shares            % Of Total                                              Annual Rates Of Stock
                             Underlying       Options Granted       Exercise                             Price Appreciation For
                              Options         To Employees in       Price Per       Expiration             Option Term (2)
       Name                  Granted (#)        Fiscal 2004         Share (1)          Date               5%            10%
       ----                  -----------        -----------         ---------          ----               --            ---

Roderick R. Baty               40,000               9.1%               $12.62         03/01/14          $317,466      $804,521
David L. Dyckman               24,000               5.5%               $12.62         03/01/14          $190,980      $482,713
Frank T. Gentry III            16,000               3.7%               $12.62         03/01/14          $126,986      $321,808
Robert R. Sams                 13,000               3.0%               $12.62         03/01/14          $103,176      $261,469
William C. Kelly, Jr.          13,000               3.0%               $12.62         03/01/14          $103,176      $261,469

__________________________

(1) The exercise price is based on the fair market value at the date of the grant of the option. The options have a vesting period of three years, and terminate ten years from the date of grant, subject to earlier termination in certain conditions. The exercisability of the options is accelerated in the event of a change of control (as defined in the option agreements).

(2) The amounts shown as potential realizable values are based on assumed annualized rates of appreciation in the price of Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the SEC. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.


                       AGGREGATED OPTION EXERCISES IN 2004
                           AND YEAR-END OPTION VALUES


     The following table sets forth certain information concerning stock option exercises during 2004 and option values at year-end, with respect to stock options granted to the Named Executive Officers.

                                                                               Number of            Value of Unexercised In-
                                                                              Unexercised              The-Money Options
                                        Shares                             Options at Year-End           at Year-End ($)
                                      Acquired on           Value             Exercisable/               Exercisable/
Name                                  Exercise (#)       Realized ($)         Unexercisable             Unexercisable(1)
----                                  ------------       ------------      -------------------      ------------------------

Roderick R. Baty                           0                0               301,300 / 40,000          1,790,404 / 23,600
Frank T. Gentry III                        0                0               113,900 / 16,000            643,780 /  9,440
David L. Dyckman                         84,175          512,385             26,825 / 24,000            134,344 / 14,160
Robert R. Sams                             0                0                70,600 / 13,000            412,066 /  7,670
William C. Kelly, Jr.                      0                0                51,850 / 13,000            298,714 /  7,670

_________________________

(1) On December 31, 2004, the market price of the Common Stock was $13.21 per share.

Equity Compensation Plan Information

     The following table provides information about the Company's shares of Common Stock that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of December 31, 2004. All such plans have been approved by the Company's shareholders.

                                                                                             Number of securities
                                                                                            remaining available for
                                Number of securities to be    Weighted-average exercise      future issuance under
                                  issued upon exercise of       price of outstanding       equity compensation plans
                                   outstanding options,         options, warrants and        (excluding securities
        Plan Category              warrants and rights.                rights.              reflected in column a)
----------------------------------------------------------------------------------------------------------------------
                                         1,558,619                      $8.82                          --
Equity compensation plans
approved by shareholders

Equity compensation plans not
approved by shareholders                        --                         --                          --
                                         ---------                      -----                         ----

Total                                    1,558,619                      $8.82                          --
                                         =========                      =====                         =====

Employment and Change of Control Agreements with Named Executive Officers

     Messrs. Baty, Gentry, Sams and Kelly have written employment agreements to serve in their respective positions that extend automatically for successive one-year terms unless either party gives notice of termination. The Company may terminate each executive's employment with or without cause, but if terminated without cause, he would continue to receive his annual salary, paid on a monthly basis, for one year from the date of termination. Additionally, Messrs. Baty, Gentry, Sams and Kelly have a written change of control agreement. These agreements state if an executive's employment is terminated within two years following a change of control as defined in the document that each executive will receive a lump sum payment of a multiple of his annual salary. The multiple for each of the executive officers is as follows: Mr. Baty - 2.5; Mr. Gentry - 2.0; Mr. Sams - 2.0; and Mr. Kelly - 1.5. Additionally, certain benefits will continue to be paid by the Company to each executive officer for a period of time of 30 months, 24 months, 24 months and 18 months for Messrs. Baty, Gentry, Sams and Kelly, respectively. Messrs. Baty, Gentry, Sams and Kelly have also agreed to a non-competition agreement that ends two years after the conclusion of his employment with the Company.

                       BOARD OF DIRECTOR'S AUDIT COMMITTEE
                             REPORT TO SHAREHOLDERS


     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management has responsibility for preparation of the Company's financial statements and the registered independent public accounting firm has responsibility for the examination of those statements. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

     The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP, the Company's registered independent public accounting firm, the audited financial statements of the Company for 2004; has discussed with PricewaterhouseCoopers LLP matters required to be discussed by applicable Auditing Standards; has received from the registered independent public accounting firm the written disclosures and letter required by Independence Standards No. 1; and has discussed with the registered independent public accounting firm their independence, including whether PricewaterhouseCoopers LLP's provision of non-audit services to the Company was compatible with maintaining PricewaterhouseCoopers LLP's independence. Based on the review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

     The Audit Committee originally adopted a written charter in June 2000. In April 2003, March 2004 and in March 2005, the Audit Committee approved a revised charter for the Audit Committee. A copy of this charter is attached to this Proxy Statement as Annex A.

                              Robert M. Aiken, Jr.
                              Michael E. Werner
                              Steven T. Warshaw


                       FEES PAID TO INDEPENDENT AUDITORS


     During 2004, PricewaterhouseCoopers LLP not only acted as the registered independent public accounting firm for NN (work related to auditing the annual financial statements for fiscal year 2004 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services, and other accounting and auditing services. The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the financial statements and reports for fiscal years 2004 and 2003 and for other services rendered during fiscal years 2004 and 2003 on our behalf, as well as all expenses incurred in connection with these services, which have been or will be billed to us.


                                                       2004          2003
                                                       ----          ----
Audit Fees                                          $1,072,133    $  554,836
Audit Related Fees                                      38,750       339,129
Tax Fees                                               389,012       166,033
All Other Fees                                          18,958            --
                                                    ----------    ----------
         Total                                      $1,518,853    $1,059,998
                                                    ==========    ==========



Pre-Approval Policies and Procedures.

     The Audit Committee pre-approves all audit and permissible non-audit services to be provided to the Company by its registered independent public accounting firm prior to commencement of services. The Audit Committee Chairman has the authority to pre-approve such services up to a specified fee amount and these pre-approved decisions are presented to the full Audit Committee at its next scheduled meeting. Since the effective date of the Securities and Exchange Commission's rules regarding strengthening auditor independence, all of the audit, audit-related, and tax services by PricewaterhouseCoopers LLP were pre-approved in accordance with the Audit Committee's policies and procedures.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for the oversight of the Company's compensation policies. The membership of the Compensation Committee during 2004 consisted of G. Ronald Morris, Steven T. Warshaw and James L. Earsley. The report of the Committee on executive officer compensation for 2004 is set forth below.

Compensation Principles

     The goal of the Company is to structure its compensation arrangements for executive officers in a manner that will promote the Company's profitability and enhance shareholder value. In designing its compensation arrangements to achieve this goal, the Company is guided by the following objectives:

    - attracting and retaining qualified and dedicated executives who are essential to the long-term success of the Company;

    -     providing   compensation   packages  that  are  competitive  with  the
          compensation arrangements offered by comparable companies, including the Company's competitors;

    - tying a significant portion of an executive officer's compensation to the Company's and the individual's performance; and

    - directly aligning the interests of management with the interests of the shareholders through stock-based compensation arrangements.

     In  2004,   the   components  of  the  Company's   executive   compensation
arrangements   consisted   of  salary,   cash  bonus  and  stock   option  award
opportunities pursuant to the Stock Incentive Plan.

Executive Officer Compensation

     As a general matter, the Company believes the interests of the Company and its shareholders are best served by developing and maintaining compensation policies that are consistent and market competitive with peer group industrial companies. The Company therefore periodically conducts peer group benchmarking of public industrial companies and utilizes this information to aid in establishing a competitive compensation program for the company. The following criteria are utilized as a basis for this program: performance (revenue growth, EPS growth, return on net assets, return on equity, and total shareholder return), executive pay, annual incentive/bonus, benefits, and stock incentive awards.

     The current executive compensation structure includes a formal salary grade structure that establishes five levels of executive compensation within the Company. Base salary ranges (low, mid and high) are established for each salary grade. In addition, a formal annual incentive bonus plan includes threshold, target, and maximum awards based upon pre-established financial performance criteria.

Salary

     The salary levels for the Company's executive officers and managers are reviewed and determined biannually. Adjustments to executive officer compensation are evaluated based upon the individual's and Company's performance within the framework of the Company's formal compensation policies.

Annual Bonus

     Annual bonuses are based solely on a formalized plan. Bonus payments are contingent upon achieving pre-established net income goals for each operating business unit and the total company. The bonuses paid to Named Executive Officers for 2004 are set forth in the Summary Compensation Table.

Former Stock Incentive Plan

     Prior to its initial public offering in 1994, the Company adopted the former Stock Incentive Plan under which 1,125,000 shares of the Company's Common Stock were originally reserved for issuance to executive officers and other key employees, as determined by the Compensation Committee. The former Stock

Incentive Plan was subsequently been amended over time to increase the number of shares available for issuance pursuant to awards made under the plan to 2,450,000. This former Plan expired on March 2, 2004. Stock options granted under the former plan prior to its expiration are exercisable upon vesting for a period of ten years after the date of grant.

     Stock option grants to the Company's executive officers and managers are generally reviewed and determined biannually by the Compensation Committee. With respect to options awarded, the committee utilizes a structure based upon the following: recommendations from the independent compensation review, Mr. Baty's recommendations (other than himself), and rewards to such officers and other key employees for superior performance and to provide financial incentives for such officers and employees to continue to perform in a superior manner. The Company awarded 106,000 options to five executive officers during 2004.

Compensation of the Chief Executive Officer

     The Company's decisions regarding compensation of its Chief Executive Officer are guided by the same policies and considerations that govern compensation of the Company's other executive officers. Mr. Baty's salary was set at a level that the Committee determined was appropriate on the basis of the following factors: 1) The Company's overall performance, 2) Mr. Baty's individual performance and 3) The competitiveness of Mr. Baty's salary in comparison to similar industrial companies.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes any public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its other executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. No formal policy has been adopted by the Company with respect to minimizing the risk that compensation paid to its executive officers will exceed the deduction limit. No compensation paid to the executive officers in 2004 exceeded the limit imposed by Section 162(m).


                             G. Ronald Morris
                             Steven T. Warshaw
                             James L. Earsley


           Compensation Committee Interlock and Insider Participation

     All compensation decisions during the fiscal year ended December 31, 2004 for each of the Named Executive Officers were made by the Compensation Committee of the Board of Directors, consisting of Messrs Morris, Warshaw and Earsley, none of whom is or was an officer or employee of the Company during the last fiscal year.

                 Certain Relationships and Related Transactions

     There were no transactions in 2004 requiring disclosure pursuant to Item 404 of Regulation S-K.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock (consisting of stock price performance and reinvested dividends) from December 31, 1999 with the cumulative total return (assuming reinvestment of all dividends) of (i) the Value Line Machinery Industry Stock Index ("Machinery Index") and (ii) the Standard & Poor's 500 Stock Index, for the period December 31, 1999 through December 31, 2004. The Machinery Index is an industry index comprised of 49 companies engaged in manufacturing of machinery and machine parts, a list of which is available from the Company. The comparison assumes $100 was invested in the Company's Common Stock and in each of the foregoing indices on December 31, 1999. There can be no assurances that the performance of the Common Stock will continue in the future with the same or similar trend depicted on the graph.






[SEE ATTACHED PDF FILE]









                                        Cumulative Total Shareholder Return
                              Dec. 31, 1999   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2002   Dec. 31, 2003   Dec. 31, 2004
                              -------------   -------------   -------------   -------------   -------------   -------------
NN, Inc.                          100.00         137.71          171.99          159.15          206.16           222.90
Standard and Poors 500            100.00          89.86           78.14           59.88           75.68            82.49
Machinery Index                   100.00         102.91          127.06          127.18          200.83           249.31

                                  ANNUAL REPORT

     The Company's 2005 Annual Report to Shareholders, which includes its Annual Report on Form 10-K for the year ended December 31, 2004, is being mailed together with this Proxy Statement.

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report, the Compensation Committee Report and the Stock Performance Graph (included herein) shall not be incorporated by reference into any such filings.

                           By Order of the Board of Directors,



                           William C. Kelly, Jr.
                           Secretary, Treasurer and Chief Administrative Officer

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED. A-4 J SCL1 67532 v7 2830239-000001 04/12/2005 ANNEX A

                                                                        ANNEX A
                                    NN, INC.
                               AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

                                     CHARTER

I.   PURPOSE

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

     - Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

     - Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

     - Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

     - Monitor the independence and performance of the corporation's independent auditors.

     - Provide a communication link between the independent auditors, management and The Board.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent as defined under any applicable rules of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 (the "Act") and the rules promulgated under the act. All members of the Audit Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

     All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices in order to be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement). In the determination of the Board, at least one member shall meet the definition of "audit committee financial expert" as set forth in the Act. The chairman of the Audit Committee will meet the definition of an "audit committee financial expert." Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least five times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or any of these groups believes should be discussed privately. In addition, the Audit Committee should meet with the independent auditors and management quarterly to review the Corporation's financial statements and significant findings based upon the independent auditors review and auditing procedures.

     The Committee should maintain minutes of its meetings and periodically report to the Board on significant matters relating to the Committee.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

       1.      Review and  reassess,  at least  annually,  the  adequacy of this
               Charter.   Make  recommendations  to  the  Board,  as  conditions
               dictate, to update this Charter.

       2. Prior to releasing year end earnings, the Committee will review with management and the independent auditors the financial results. It will also review the results of the audit with the independent auditors and will discuss certain matters as required to be communicated to audit committees in accordance with applicable accounting and auditing standards.

       3. Review the Corporation's annual audited financial statements prior to filing with the SEC as part of Form 10-K. This review should include a discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

       4. In consultation with management and the independent auditors, the Committee shall consider the integrity of the Company's financial reporting processes and controls, and discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall review significant findings by the independent auditors together with management's response.

       5. Review with management and the independent auditors the Corporation's quarterly financial results prior to the release of earnings and the corporation's quarterly financial statements prior to filing with the SEC as part of form 10-Q. This review and discussion will include any significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with applicable accounting ad auditing standards.

     Independent Accountants

       6. Once per year there will be a self evaluation of Audit Committee performance conducted by its members.

       7. Review the performance of the independent auditors and make all decisions regarding the appointment or termination of the independent auditors. The Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The independent auditors are ultimately accountable to the Audit Committee for their audit of the financial statements of the Corporation. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships with the Corporation to determine the auditor's independence

       8. The Audit Committee has the sole authority to approve all audit engagement fees and terms.

       9.      Oversee independence of the accountants by:

       - receiving from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

       - reviewing, and actively discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent auditors and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

       - recommending, if necessary, that the Board take certain actions to satisfy itself of the auditor's independence; and

       - confirming that the independent auditors' are independent pursuant to Rule 2-01 of Regulation S-X and any requirements of the Act.

      10. Based on the review and discussions referred to in section IV.2 and IV.5, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

      11. Consider whether the engagement of the independent auditors for non-audit services is compatible with maintaining the independent auditor's independence and review the fees for such services. The Audit Committee shall approve in advance the engagement and the payment of fees to the auditor for non-audit services. Such services will only be those permissible by the Act and any Nasdaq Stock Market requirements.

     Financial Reporting Process

      12. In conjunction with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

      13. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices proposed by management. Discuss with the independent auditors any significant changes in auditing standards or their audit scope.

      14. Establish regular systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information. Discuss policies with respect to risk assessment and risk management.

      15. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     Legal Compliance/General

      16. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements. As appropriate, obtain advice and assistance from outside independent legal, accounting or other advisors.

      17. Establish confidential, anonymous procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters.

      18. Approve the report of the Audit Committee required by the rules of the SEC to be included in the Corporation's annual proxy statement.

      19.      Review and approve all related party transactions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

                                                                        ANNEX B
                                    NN, INC.
                            2005 STOCK INCENTIVE PLAN

Article I.  ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1 Establishment. NN, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "NN, Inc. 2005 Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Stock Awards, Cash-Based Awards, and Annual Incentive Awards. This Plan is intended to replace the "NN, Inc. Stock Incentive Plan" which was adopted March 2, 1994, and expired March 2, 2004.

     Subject to approval by the Company's stockholders, this Plan shall become effective as of ___________, 2005 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 Objectives of the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain Employees, consultants, advisors and Directors of the Company and its Subsidiaries and Affiliates upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company.

     1.3 Duration of the Plan. The Plan shall commence as of the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XVII hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. Notwithstanding the foregoing, in no event shall Incentive Stock Options be awarded to Participants following the tenth anniversary of the Effective Date of this Plan unless and until the stockholders of the Company re-approve the adoption of this Plan prior to such date.

Article II.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, or Stock Awards.

     2.3 "Award Agreement" means either (i) an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a statement issued by the Company to a Participant describing the terms and provisions of such Award.

     2.4 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.6 "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

   (a) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates, other than in connection with the acquisition by the Company or its Affiliates of a business)
          representing more than fifty percent (50%) of either the then outstanding Shares or the combined voting power of the Company's then outstanding securities; or

   (b) The consummation of an agreement in which the Company agrees to merge or consolidate with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the
          Company then outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates, other than in connection with the acquisition by the Company or its Affiliates of a business) representing more than fifty percent (50%) of either the then outstanding Shares of the Company or the combined voting power of the Company's then outstanding securities; or

   (c) The consummation of (i) a plan of complete liquidation or dissolution of the Company; or (ii) an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition; or

   (d) The adoption of a resolution by the Board to the effect that any Person has acquired effective control of the business and affairs of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the voting securities of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. Moreover, a Change in Control will not be deemed to have occurred by reason of a distribution of the voting securities of any of the Company's Subsidiaries to the stockholders of the Company, or by means of an initial public offering of such securities.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8 "Committee" means any committee appointed by the Board to administer Awards, as specified in Article III herein.

     2.9 "Company" means NN, Inc., a Delaware corporation, and any successor thereto as provided in Article XIX herein.

     2.10 "Covered Employee" means a Participant who, as of the anticipated date of vesting and/or payout of an Award, as applicable, is reasonably believed to be one of the group of "covered employees," as defined in Code Section 162(m), or any successor statute, and the regulations promulgated under Code Section 162(m).

     2.11 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.12  "Employee"   means  any  employee  of  the  Company  or  any  of  its
Subsidiaries or Affiliates.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.14 "Fair Market Value" means with respect to a Share as of a given date, the last reported per Share sales price on the Nasdaq Stock Market ("Nasdaq"). If the Shares cease to be listed on Nasdaq, the Board shall designate an alternative method of determining the fair market value of the Shares.

     2.15 "Fiscal Year" means the year commencing on January 1 and ending December 31.

     2.16 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article VII herein.

     2.17 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article VI herein and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

     2.18 "Insider" shall mean an individual who is, on the relevant date, an officer, director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as determined by the Board in accordance with Section 16 of the Exchange Act.

     2.19 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

     2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI herein.

     2.21 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.22 "Participant" means an Employee, Director, consultant or advisor who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

     2.23 "Performance-Based Compensation" means an Award that qualifies as performance-based compensation under Code Section 162(m).

     2.24 "Performance Measures" means measures as described in Article XI, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designated to qualify as Performance-Based Compensation.

     2.25 "Performance Period" means the period of time during which specified performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.26 "Performance Share" means an Award granted to a Participant, as described in Article IX herein.

     2.27 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), as provided in Article VIII herein.

     2.28 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.29 "Restricted Stock" means an Award granted to a Participant, as described in Article VIII herein.

     2.30 "Restricted Stock Unit" means an Award granted to a Participant, as described in Article VIII herein.

     2.31 "Shares" means the common stock of the Company, $1.00 par value per share.

     2.32 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article VII herein.

     2.33 "Stock Award" means an Award granted to a Participant, as described in
Article X herein.

     2.34 "Subsidiary" means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns at least fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

     2.35 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article VII herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article III.  ADMINISTRATION

     3.1 General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Board or by the Committee which will consist of three or more persons who satisfy the requirements for a "non-employee director" under Rule 16b-3 promulgated under the Exchange Act and/or the requirements for an "outside director" under Section 162(m) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors who are not Employees may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee.

     3.2 Authority of the Board. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees, Directors, consultants and advisors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; and establish, amend, or waive rules and regulations for the Plan's administration. Further, the Board shall make all other determinations that may be necessary or advisable for the administration of the Plan.

     3.3 Delegation to Officers. Except as limited by law, the Board or the Committee may authorize one or more officers of the Company to do one or both of the following: (i) designate Employees, consultants and advisors of the Company or any of its Subsidiaries to be recipients of Awards, and (ii) determine the size, terms and conditions of any Award; provided, however, that no such authority may be delegated with respect to Awards made to any Insider, Covered Employee, or Director who is not an Employee.

     3.4 Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

Article IV.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 1,000,000 shares in the form of

Options or SARs and 300,000 shares in the form of Restricted Stock, Restricted Stock Units, Performance Shares, or Stock Awards. Subject to the limit set forth in this section 4.1 on the number of shares of Shares that may be issued in the aggregate under this Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 1,000,000, all of which may be granted to one Participant.

     Unless determined otherwise by the Board, Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant to the Company in connection with the exercise of an Award (excluding shares previously acquired by a Participant), shall be available for other Awards. Awards settled in cash rather than Shares shall not reduce the number of Shares available for issuance under the Plan. Shares surrendered or withheld from issuance in connection with a Participant's payment of tax withholding liability, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant, will not increase the number of Shares available under the Plan. With respect to SARS, when a share-settled SAR is exercised, the Shares subject to a SAR Award shall be counted against the Shares available for issuance as one Share for every Share subject thereto, regardless of the number of Shares used to settle the SAR upon exercise.

     4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Board, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, the Award limits, the Fair Market Value of the Shares, and other value determinations applicable to outstanding Awards.

     Appropriate adjustments may also be made by the Board in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of Performance Periods.

     The Board is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; provided that no adjustment may be made with respect to Options, Stock Appreciation Rights, or Awards to Covered Employees intended to constitute Performance-Based Compensation. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Article V.  ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. Persons eligible to participate in this Plan include Employees, Directors, consultants and advisors of the Company and its Affiliates and Subsidiaries.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Such Awards need not be made in a uniform manner and may be selectively awarded among otherwise eligible persons, whether or not such persons are similarly situated.

Article VI.  STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, provided that ISOs shall not be granted to persons who are not Employees.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an

Option shall become vested and exercisable, and such other provisions as the Board shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

     6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Board; provided, however, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted.

     6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant.

     6.5 Exercise of Options. Options granted under this Article VI shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 Payment. Options granted under this Article VI shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved by the Board in its sole discretion at the time of grant and as set forth in the Award Agreement.

     The Board also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Board, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 Termination of Employment/Service Relationship. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or service relationship with the Company, its Affiliates and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article VI, and may reflect distinctions based on the reasons for termination.

     6.8 Transferability of Options.

          (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

          (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article VI may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article VI shall be exercisable during his or her lifetime only by such Participant.

     6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article VII.  STOCK APPRECIATION RIGHTS

     7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs, or any combination of either.

     Subject to the terms and conditions of the Plan, the Board shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a Freestanding SAR shall be no less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Board shall determine.

     7.3 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its date of grant.

     7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon them.

     7.5 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

         (b)   The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Board, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or any combination of either. The Board's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     7.7 Termination of Employment/Service Relationship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or service relationship with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     7.8 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article VIII.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock/Units. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Board shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares shall be actually awarded to the Participant on the date of grant.

     8.2 Restricted Stock Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units) granted, and such other provisions as the Board shall determine.

     8.3 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Board and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Board in its sole discretion and set forth in the Award Agreement.

     8.4 Other Restrictions. The Board shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals or Performance Measures, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

     To the extent deemed appropriate by the Board, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

     Except as otherwise provided in a Participant's Award Agreement, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of either as the Board, in its sole discretion, shall determine.

     8.5 Voting Rights. To the extent permitted, or required by law, as determined by the Board, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

     8.6 Dividends and Other  Distributions.  During the Period of  Restriction,
Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Board so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion. The Board may apply any restrictions to the dividends that the Board deems appropriate. The Board, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

     8.7 Termination of Employment/Service Relationship. In the event a Participant's employment or service relationship terminates for any reason, including by reason of death, disability, or retirement, all Shares of Restricted Stock and/or Restricted Stock Units shall be forfeited by the Participant unless determined otherwise by the Board, as set forth in the

Participant's Award Agreement. Any such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     8.8 Section 83(b) Election. The Board may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article IX.  PERFORMANCE SHARES

     9.1 Grant of Performance Shares. Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board.

     9.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall set performance goals or Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Shares that will be paid out to the Participant.

     9.3 Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout on the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals or Performance Measures have been achieved.

     9.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of the Plan the Board, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     9.5 Dividends and Other Distributions. At the discretion of the Board, Participants holding Performance Shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares. Such dividends may be subject to the accrual, forfeiture, or payout restrictions as determined by the Board in its sole discretion.

     9.6 Termination of Employment/Service Relationship. In the event a Participant's employment or service relationship terminates for any reason, including by reason of death, disability, or retirement, all Performance Shares shall be forfeited by the Participant unless determined otherwise by the Board, as set forth in the Participant's Award Agreement. Any such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     9.7 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article X.  STOCK AWARDS

     10.1 Stock Awards. The Board may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Board shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Article XI.  PERFORMANCE MEASURES

     Unless and until the Board proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth under this Article XI, the performance criteria upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance
Measures:

        (a)    Net earnings;

        (b)    Revenues;

        (c)    Earnings per share;

        (d)    Net sales growth;

        (e)    Net income (before or after taxes);

        (f)    Net operating profit;

        (g) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

        (h) Cash flow (including, but not limited to, operating cash flow and free cash flow);

        (i) Earnings before or after taxes, interest, depreciation and/or amortization;

        (j)    Internal rate of return or increase in net present value;

        (k)    Gross margins;

        (l)    Gross margins minus expenses;

        (m)    Operating income or margin;

        (n) Share price (including, but not limited to, growth measures and total shareholder return);

        (o) Working capital targets relating to inventory and/or accounts receivable;

        (p)    Comparisons to the performance of other companies;

        (q)    Level of dividends; and

        (r)    Units sold.

     Any of the foregoing Performance Measures may be used to measure the performance of the Company as a whole or any business unit of the Company or any combination thereof, as the Board may deem appropriate, or any of the above goals as compared to the performance of a group of comparator companies, or published or special index that the Board, in its sole discretion deems appropriate.

     Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward.

     In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards that shall not qualify as Performance Based Compensation, the Board may make such grants without satisfying the requirements of Code Section 162(m).

Article XII.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article XIII.  DEFERRALS

     The Board may permit or require a Participant to defer the receipt of any payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Shares, or the satisfaction of any requirements or goals with respect to Performance Shares or Stock Awards. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article XIV.  RIGHTS OF PARTICIPANTS

     14.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company.

     Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or any Subsidiary or Affiliate, and, accordingly, subject to Section 16.3, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to liability on the part of the Company or any Subsidiary or Affiliate for severance payments.

     14.2 Participation. No person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     14.3 Rights as a Stockholder. A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such shares.

Article XV.  CHANGE IN CONTROL

     Except as provided herein or a Participant's Award Agreement, or unless otherwise prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, in the event of a Change in Control:

        (i) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

        (ii) Any Period of Restriction and restrictions imposed on Restricted Shares/Units shall lapse; and

        (iii) The target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control and shall be paid, within thirty (30) days thereafter, pro rata to Participants in cash or in Shares, as applicable, with the proration determined as a function of the length of time within the Performance Period that has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals or Performance Measures.

     Notwithstanding the foregoing, (i), (ii) and (iii) above shall not apply in the event of a Change in Control under paragraph (b) or (c) of Section 2.6 (relating to s merger or sale of assets), if the successor entity either assumes the outstanding Award or substitutes an equivalent award with the successor entity (or its parent or any subsidiary). For the purposes of this paragraph, an Award shall be considered assumed if, immediately following the transaction, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to such transaction, equal consideration (whether stock, cash, or other securities or property) as received by holders of each Share of common stock held on the effective date of the transaction (and if holders of Shares were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction is not solely common stock of the successor corporation (or its parent), the Committee may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be cash and/or other securities equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

Article XVI.  AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

     16.1 Amendment, Modification, Suspension, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided that no action shall be taken without the approval of the Company's stockholders which would (i) except as provided in Section 4.2 hereof, materially increase the number of Shares which may be issued under the Plan; (ii) materially increase the benefits to Participants; (iii) permit the granting of Options at less than Fair Market Value; (iv) permit Options issued under the Plan to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option; (v) amend the maximum number of Shares set forth in Section 4.1 that may be granted to a single Participant during any Fiscal Year; (vi) extend the duration of the Plan; (vii) expand the class of Participants eligible to participate in the Plan; (viii) expand the types of Awards provided under the Plan; or (ix) require stockholder approval under the listing standards of the Nasdaq Stock Market.

     16.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     16.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article XVII.  WITHHOLDING

     17.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

Article XVIII.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article XIX.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article XX.  GENERAL PROVISIONS

     20.1 Forfeiture Events. The Board may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

     20.2 Legend. The Board may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition, to any legend required by this Plan, the certificates for such Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer of such Shares.

     20.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     20.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     20.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under the Plan.

     20.6 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     20.7 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to an Award granted under this Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     20.8 Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.

     20.9 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares awarded under the Plan prior to:

      (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

      (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     20.10 Inability to Obtain Authority. Notwithstanding any provision in this Plan to the contrary, if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, the grant or exercise of any Award or the distribution of any Shares or cash under the Plan to (1) satisfy withholding tax or other withholding liabilities, (2) effect the listing, registration or qualification on any securities exchange, on any quotation system, or under any federal, state or local law, of any Shares otherwise deliverable in connection with such grant, exercise or distribution or (3) obtain the consent or approval of any regulatory body, then in any such event such grant, exercise or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares or cash shall not extend the time within which the Award may be granted or exercised or the Shares or cash distributed, unless the Company and the Participant choose to amend the terms of the Award to provide for such an extension; and neither the Company, nor any of its Directors or officers shall have any obligation or liability to the Participant (or to a beneficiary) by reason of any such postponement or limitation.

     20.11 Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     20.12 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have Employees, the Board, in their sole discretion, shall have the power and authority to:

      (a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

      (b) Determine which persons outside the United States are eligible to participate in the Plan;

      (c) Modify the terms and conditions of any Award granted to persons outside the United States to comply with applicable foreign laws;

      (d) Establish subplans and modify exercise procedures, and other terms and procedures to the extent such actions may be necessary or advisable; and

      (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

     20.13 Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     20.14 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

     20.15 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     20.16 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the state of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Tennessee, Washington County, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

                                    NN, Inc.
                    2000 Waters Edge Drive, Bldg. C., Ste. 12
                             Johnson City, TN 37604

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2005, AT THE RENAISSANCE CHARLESTON HOTEL, 68 WENTWORTH STREET, CHARLESTON, SC 29401.

The undersigned stockholder hereby appoints Roderick R. Baty and William C. Kelly, Jr., each of them, with full power of substitution and revocation, the proxies of the undersigned to vote all shares registered in the name of the undersigned on all matters set forth in the proxy statement and on any other matters that may properly come before the Annual Meeting and all adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR EACH OF THE PROPOSALS LISTED BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

Please mark your votes as indicated in the example |X|

1. Election of Directors.

   Nominees:

   G.  Ronald  Morris                               [ ] For      [ ] Withheld
   Steven T.  Warshaw                               [ ] For      [ ] Withheld


2. For approval of the NN, Inc. 2005 Stock Incentive Plan.

        [ ] For                  [ ] Against                [ ] Abstain

3. For ratification of the selection of PRICEWATERHOUSECOOPERS LLP as registered independent public accounting firm.

        [ ] For                  [ ] Against                [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, FOR THE APPROVAL OF THE NN, INC. 2005 INCENTIVE STOCK PLAN AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSE LLP AS THE COMPANY'S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                      SIGNATURE (S)____________________________


                                      DATE:____________________________________


                                      SIGNATURE (S)____________________________


                                      DATE:____________________________________